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                                 Exhibit 10.18

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE STATE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PURSUANT TO REGULATION D AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A UNITED STATES PERSON UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, AS REQUIRED BY REGULATION D.

                             STOCK PURCHASE WARRANT

            To Purchase __________________ Shares of Common Stock of

                                ION NETWORKS INC.

            THIS CERTIFIES that, for value received, ________________________ (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the "Initial Exercise Date") and on or prior to the close of business on January 3, 2005 (the "Termination Date") but not thereafter, to subscribe for and purchase from ION NETWORKS, Inc., a corporation incorporated in the State of Delaware, with offices at 1551 South Washington Avenue, Piscataway, New Jersey 08854 (the "Company"), up to ____________ shares (the "Warrant Shares") of Common Stock, $0.001 par value, of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be $________. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

            1. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

            2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid




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and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

            3. Exercise of Warrant.

                   (a) Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date, and before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank, the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. For the purposes of this Agreement, (i) "Trading Day" shall mean any day on which the Principal Market is open for business and
(ii) "Principal Market" shall mean initially the Nasdaq National Market and shall include the American Stock Exchange, Nasdaq National Market, the Nasdaq SmallCap Market, Bulletin Board or the New York Stock Exchange if the Company is listed and trades on such market or exchange.

                   (b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

                   (c) If no registration statement is effective permitting the resale of the shares of Common Stock issued upon exercise of this Warrant at any time commencing one year after the issuance date hereof, then this Warrant shall also be exercisable by means of a "cashless exercise" in which the holder shall be entitled to receive a certificate for the number of shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the average of the high and low trading prices per share of Common Stock on the Trading Day preceding the date of such election on the Nasdaq National Market, or if the Common Stock is not traded on the Nasdaq National Market, then the Principal Market in terms of volume, and converted into US Dollars;

(B) =  the Exercise Price of the Warrants; and





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(X) = the number of shares issuable upon exercise of the Warrants in accordance with the terms of this Warrant.

            4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.

            5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

            6. Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant.

            7. Transfer, Division and Combination. (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of shares of Common Stock without having a new Warrant issued.

                   (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                   (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
Section 7.

                   (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

            8. Registration of Warrant Shares. (a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), the Company shall, at such time, promptly give each Holder written notice of such proposed registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 18(d) hereof, the Company shall, subject to the provisions of Section 8(c), endeavor to cause to be registered under the Act all of the Warrant Shares that each such Holder has requested to be registered.

                   (b) Whenever required under this Section 8(a) to effect the registration of any Warrant Shares, the Company shall, as expeditiously as reasonably possible use reasonable efforts to (i) file a registration statement (the "Registration Statement"), registering for resale the Warrant Shares and
(ii) cause the Registration Statement to be declared effective under the Securities Act of 1933, as amended (the "Act") as soon thereafter as reasonably practicable. The Company promptly shall provide each Holder with such copies of the final prospectus contained in the Registration Statement after it becomes effective as they shall reasonably request. In addition, the Company shall (a) use reasonable efforts to keep the Registration Statement effective for a period ending on the earlier of (x) 120 days from its effective date or (y) when all such Warrant Shares can be sold without limitation or delay under Rule 144 and
(b) file all reports and forms required to be filed by it under the Securities Exchange Act of 1934, as amended ("Reports") on a timely basis so long as each Holder owns any Warrant Shares and shall provide each Holder copies thereof when filed.

                   (c) Notwithstanding anything contained herein to the contrary, the Company shall be entitled to postpone the filing of the Registration Statement otherwise required to be prepared and filed by it in accordance with subparagraph (b) or, in the event the Registration Statement has been declared effective, without suspending such effectiveness, instruct the Holder promptly in writing (or any subsequent holders thereof) not to sell or distribute any Warrant Shares (a "Delay") as long as the reason for non-disclosure continues, if the Company would be required to disclose in the Registration Statement the existence of any fact relating to a material business situation, transaction or negotiation, or would be required to disclose information that the Company has not otherwise made public, in each case, that the Company reasonably determines is in the best interests of the Company not to disclose at such time, and unless and until each Holder furnishes to the Company in writing information that may be required to prepare the disclosure required by Items 507 and 508 of Regulation S-B promulgated under the Act, with respect to such Holder's Warrant Shares being sold under the Registration Statement provided that, with respect to Delays because of information related to the Company (rather than disclosure required to be provided by the holders), the Company shall only be entitled to a maximum of three (3) Delays, each Delay not to exceed a period of thirty (30) days; and further provided, that no period of Delay shall commence within 60 days of a previous Delay.

                    (d) Each Holder shall (i) reasonably cooperate with the Company in connection with the preparation and filing of the Registration Statement and execute and deliver any agreements or instruments reasonably requested by the Company or its counsel in connection therewith and (ii) upon discovery that, or upon the happening of any event as a result of which, the Registration Statement (or any prospectus included therein), as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made (as determined by the Company or its counsel in its sole discretion), forthwith discontinue its disposition of Warrant Shares pursuant to the Registration Statement, until such time as such Holder (or any holders) have received a supplemented or amended prospectus from the Company relating thereto. The Company agrees to use its best efforts to prepare any necessary amendments or supplements to the Registration Statement as soon as reasonably practicable after the same becomes necessary and to provide to each Holder quantities of such amendments or supplements reasonably sufficient for the distribution thereof.

                   (e) The Company shall indemnify and hold harmless each Holder and its respective officers, directors, employees, members, agents, affiliates and control persons (each of the foregoing, a "Holder Indemnitee") who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state any fact or omission to state a fact necessary to make the facts stated under the circumstances not materially misleading, in the Registration Statement or any amendment or supplement thereto or to the prospectus incorporated therein from and against any claim, losses, liabilities, costs and expenses (including attorney's fees, judgments, fines and amounts paid in settlement) ("Loss") actually and reasonably incurred by any such Holder Indemnitee in connection with such claim, action, suit or proceeding or the defense thereof, except to the extent such Loss is the direct result of a misstatement or omission for which such Holder Indemnitee is liable to the Company under Section 9(i); provided, however, that the indemnification contained in this Section 8(e) with respect to any preliminary prospectus shall not inure to the benefit of any Holder Indemnitee on account of any such Loss arising from the sale of the Warrant Shares by such Holder Indemnitee to any person if a copy of the definitive prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and an untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such preliminary prospectus was corrected in the definitive prospectus.

                   (f) In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 8(a) to include any of the Holders' Warrant Shares in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Warrant Shares, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Warrant Shares, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders).

            9. Representations of Holder. The Holder acknowledges that the Company will rely on the information and on the representations set forth herein, and the undersigned hereby represents, warrants and agrees that:

              (a) The Holder is an "Accredited Investor", as that term is defined under Section 501(a) of Regulation D under the Act.

              (b) The Holder has not received any general solicitation or general advertising regarding the exercise of the Warrant.

              (c) The Holder has sufficient knowledge and experience in financial and business matters so that he or it is able to evaluate the merits and risks of exercising the Warrant as well as substantial experience in previous private and public purchases of securities.

              (d) The Holder understands that an investment in the Company involves significant risk. The Holder does not require the funds to be used to exercise this Warrant or the Warrant Shares for his liquidity or other needs, possesses the ability to bear the economic risk of holding the this Warrant or the Warrant Shares purchased hereunder indefinitely and can afford a complete loss of its investment in the this Warrant or the Warrant Shares.

              (e) Prior to the issuance of this Warrant and prior to exercise, the Holder has or will have had full opportunity to ask questions of and receive answers from the Company and its officers and authorized representatives regarding the terms and conditions of the Warrant and the transactions contemplated hereby, as well as the affairs of the Company and related matters. The Holder confirms that he does not desire to receive any further information.

              (f) The Holder understands that the exercise price of the Warrant being purchased hereby has been arbitrarily determined and does not necessarily bear any relationship to investment criteria such as projected earnings, discounted cash flow, book value or other measures of value.

              (g) The Holder understands that the Warrant has not been filed with or reviewed by the Commission nor the securities department of any state because of the private or limited nature of this offering as defined by applicable laws, and that the Warrant and the




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Warrant Shares have not been registered with the Commission under the Act nor with the securities department of any state in reliance upon an exemption therefrom for non-public offerings.

              (h) The Holder is a bona fide resident of the state set forth as his "address" above and further represents that (a) if a corporation, partnership, trust or other form of business organization, it has a principal office within such state; and (b) if an individual, he has his principal residence in such state.

              (i) The Holder represents and warrants that the Warrant and the Warrant Shares are or will be acquired for investment purposes and not with a view to or for sale or distribution. The Holder represents that there is no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else the Warrant and the Warrant Shares or any part thereof, and the Holder has no present plans to enter into such contract, undertaking, agreement or arrangement and will neither directly or indirectly seek to assign, transfer or sell the same in any way inconsistent with the legend which is being placed on the Warrant.

              (j) Each Holder agrees to indemnify and hold harmless the Company and each officer, director, employee, agent or control person of the Company, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to the extent by reason of or arising from any misrepresentation or misstatement of material facts or omission to state material facts necessary to make the facts stated, under the circumstances, not materially misleading, made or omitted by such Holder to the Company in a writing provided to the Company expressly for the purpose of inclusion in the Registration Statement or any amendment thereto, against losses, liabilities and expenses for which the Company, or any officer, director or control person of the Company has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company or such officer, director or control person in connection with such action, suit or proceeding.

            10. No Rights as Shareholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

            11. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

            12. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

            13. Adjustments of Exercise Price and Number of Warrant Shares. (a) The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  (b) Subject to Section 13(c) below, in case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation, and pursuant to the terms of such reorganization, reclassification, merger, or consolidation, shares of common stock of the successor or acquiring corporation, or shares of stock other than Common Stock of the Company, is to be received by or distributed to the holders of Common Stock of the Company in lieu of the Company's Common Stock, then Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or other shares of stock of the Company (other than Common Stock) if the Company is the surviving corporation (in the merger, reorganization or reclassification), receivable upon or as a result of such reorganization, reclassification, merger or consolidation, by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. Subject to Section 13(c), in case of any such reorganization, reclassification, merger or consolidation, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 13(b). For purposes of this Section 13(b), "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption. Subject to Section 13(c), the foregoing provisions of this Section 13(b) shall similarly apply to successive reorganizations, reclassifications, mergers or consolidations.

                   (c) In the event of (i) a proposed dissolution or liquidation of the Company, or (ii) a proposed sale of all or substantially all of the assets or outstanding equity of the Company, or (iii) the merger or consolidation of the Company with or into another entity or any other corporate reorganization if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization fifty percent (50%) or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity, the Board of Directors of the Company, at its sole discretion, shall, as to any unexercised portion of this Warrant, either (1) make appropriate provision for the protection of any such unexercised portion by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company as set forth in Section 13(b) above; provided that the excess of the aggregate fair market value of the shares subject to the unexercised portion of this Warrant immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such unexercised portion immediately before such substitution over the purchase price thereof, or (2) upon written notice to Holder, provide that the entire unexercised portion of this Warrant must be exercised within a specified number of days of the date of such notice or such unexercised portion will be terminated.

            14. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

            15. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (or other securities) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (or other securities) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

            16. Notice of Corporate Action. If at any time:

                   (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                   (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

                   (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 10 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 16(d).

            17. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

            18. Miscellaneous.

                   (a) Jurisdiction. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall be construed in accordance with the laws of the State of New York, other than those which would defer to the substantive laws of another jurisdiction.

                   (b) Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

                   (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date.

                   (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof by the Company shall be delivered in accordance with the notice provisions of the Financial Consulting Agreement dated April 27, 2001, by and between Holder and Company.

                   (e) Limitation of Liability. No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                   (f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                   (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

                   (h) Indemnification. Except as set forth in Section 9 hereof, the Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from Holder's negligence, bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

                   (i) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

                   (J) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

                   (k) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

            IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: January 4, 2002
                                       ION NETWORKS, INC.



                                       By:-----------------------------
                                          Name:
                                          Title:

                               NOTICE OF EXERCISE



To: ION NETWORKS, Inc.


            (1) The undersigned hereby elects to purchase ________ shares of Common Stock (the "Common Stock"), of Ion Networks, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

            (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                 ______________________________
                 (Name)


                 ______________________________
                 (Address)

                 ______________________________



Dated:


                                                ________________________________
                                                Signature

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)

            FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

                                                 Dated:  ______________, _______


                           Holder's Signature:___________________________

                           Holder's Address:_____________________________

                                            _____________________________



Signature Guaranteed:___________________________________________




NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.